EXHIBIT (10)(II)(VII)


                                      May 20, 1998


Nantucket Industries, Inc.
510 Broadhollow Road
Suite 300
Melville, New York 11747

                Re: Second Extension of Effective Date of Termination of Financing Agreements

Gentlemen:

                Reference is made to the Loan and Security Agreement# dated March 21, 1994 (as previously amended, the "Loan Agreement") between Congress Financial Corporation ("Lender") and Nantucket Industries, Inc. ("Borrower") and to the other Financing Agreements referred to in the Loan Agreement (collectively, with the Loan Agreement, the "Financing Agreements"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

                Reference is also made to: (i) the letter re: Termination of Financing Agreements, dated January 16, 1998, from Lender to Borrower ("Notice of Termination"), by which letter Lender gave Borrower notice that the financing arrangements under the Loan Agreement and other Financing Agreements was to terminate effective as of March 20, 1998 (the "Termination Date"), and (ii) the letter agreement re: Extension of Effective Date of Termination of Financing Agreements, dated March 20, 1998, between Lender and Borrower, pursuant to which agreement (the "First Extension"), the Termination Date was extended to Mary 20, 1998.

                In consideration of the mutual agreements contained herein and other good and valuable consideration, Borrower and Lender hereby agree as follows:

                1. EXTENSION OF TERMINATION DATE. Solely as an accommodation to Borrower, in order to permit Borrower additional time to arrange for refinancing or make other arrangements for the payment and satisfaction in full of the Obligations, Lender hereby agrees with Borrower that notwithstanding the effective date of termination pursuant to the Notice of Termination, as extended by the First Extension, the Termination Data shall be further extended to August 18, 1998, an which date all of Borrower's Obligations to Lender under the Financing Agreements will automatically become du and payable, without further notice, and all obligations of Lender to provide further financing to Borrower will automatically cease, without further notice.

                2. FEE. In consideration Of Lender's entering into this agreement, Borrower shall pay Lender a fee in the amount of $5,000, which is fully earned and payable on the date hereof, and may, at Lender's option, be charged directly to any of Borrower's loan account(s) maintained by Lender under the Loan Agreement.

                3 .  MISCELLANEOUS.

                (a) FURTHER ASSURANCES. Borrower shall execute and deliver such additional documents and take such additional action as may be requested by Lender to effectuate the provisions and purposes of this letter agreement.

                (b) EFFECT OF THIS LETTER AGREEMENT. This letter agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all correspondence, memoranda, communications, discussions or negotiations with respect thereto. No existing defaults or Events of Default and no rights or remedies of Lender have been or are being waived hereby, and the Notice of Termination, as modified by the First Extension and by the terms hereof, remains in effect. No changes or modifications to the Financing Agreements have been or are being made or are intended hereby, and, subject to the Notice of Termination, as modified by the First Extension and by the terms hereof, in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. Lender hereby reserves all of its rights and remedies set forth in the Financing Agreements, whether exercisable on or prior to the Termination Date or in connection with such termination or otherwise. In the event that any term or provision of this letter agreement conflicts with any term or provision of the other Financing Agreements, the term or provision of this letter agreement shall control.

                (c) COUNTERPARTS. This letter agreement may be executed and delivered in counterparts.


                                            Very truly yours,

                                            CONGRESS FINANCIAL CORPORATION

                                            By: /s/ Janet Laft
                                               ----------------------------
                                            Title: V.P.
                                                  -------------------------
AGREED:

NANTUCKET INDUSTRIES, INC.

By: /s/ Steven Samberg
   --------------------------
Title: CEO
      -----------------------

                              CONSENT AND AGREEMENT

                The undersigned guarantor hereby consents to the foregoing letter agreement and ratifies and confirms the terms of its Guarantee in favor of Lender as applicable to all present and future, indebtedness, liabilities and obligations of Borrower to Lender, including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements, including the foregoing letter agreement.




                                            NANTUCKET MILLS, INC.

                                            By: /s/ Steven Samberg
                                               ------------------------
                                            Title: CEO
                                                  ---------------------